Exhibit 10.1

Full House Resorts, Inc.

8.250% Senior Secured Notes due 2028

PURCHASE AGREEMENT

February 1, 2022

CREDIT SUISSE SECURITIES (USA) LLC (“Credit Suisse” or the “Representative”),

As Representative of the Several Purchasers,

Eleven Madison Avenue,

New York, N.Y. 10010-3629

To whom it may concern:

1.Introductory. Full House Resorts, Inc., a Delaware corporation (the “Company”), agrees with the several initial purchasers named in Schedule A hereto (the “Purchasers”) subject to the terms and conditions stated herein, to issue and sell to the several Purchasers $100,000,000 principal amount of its 8.250% Senior Secured Notes due 2028 (the “Additional Notes”) to be issued under an indenture, dated as of February 12, 2021 (the “Base Indenture”), as supplemented by the first supplemental indenture, dated as of February 1, 2022 (the “First Supplemental Indenture”), and the second supplemental indenture, to be dated as of February 7, 2022 (the “Second Supplemental Indenture” and, together with First Supplemental Indenture and the Base Indenture, the “Indenture”), between the Company, the Guarantors listed on Schedule B hereto (the “Guarantors”) and Wilmington Trust, National Association, as trustee (the “Trustee”). The Company previously issued $310,000,000 in aggregate principal amount of 8.250% Senior Secured Notes due 2028 under the Base Indenture (the “Existing Notes”). The Additional will be the same series as the Existing Notes and unconditionally guaranteed as to the payment of principal and interest by each of the Guarantors (such guarantees, the “Guarantees” and, together with the Additional Notes, the “Offered Securities”).

The Company and the Guarantors understand that the Purchasers propose to effect the offering and sale of the Offered Securities on the terms and in the manner set forth herein and in the General Disclosure Package and agree that the Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Offered Securities to subsequent purchasers at any time after the time this Agreement is executed by the parties hereto. The Offered Securities are to be offered and sold to, and are expected to be sold by, the Purchasers without being registered with the Commission (as defined below) under the Securities Act of 1933, as amended, (the “Securities Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), in reliance upon exemptions therefrom. The terms of the Offered Securities and the Indenture will require that investors that acquire the Offered Securities shall be deemed to have agreed that the Offered Securities may only be resold or otherwise transferred, after the date hereof, if such Offered Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A under the Securities Act (“Rule 144A”) or Regulation S under the Securities Act (“Regulation S”)). The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum, General Disclosure Package, the Final Offering Memorandum and the Supplemental Marketing Material in connection with the offer and sale of the Offered Securities by the Purchasers.

For purposes of this Agreement:

“Applicable Time” means 5:00 PM (New York City time) on the date of this Agreement.

“Closing Date” has the meaning set forth in Section 3 hereof.

“Commission” means the Securities and Exchange Commission.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Final Offering Memorandum” means the final offering memorandum relating to the Offered Securities to be offered by the Purchasers that discloses the offering price and other final terms of the Offered Securities and is dated as of the date of this Agreement (even if finalized and issued subsequent to the date of this Agreement).

“Free Writing Communication” means a written communication (as such term is defined in Rule 405) that constitutes an offer to sell or a solicitation of an offer to buy the Offered Securities and is made by means other than the Preliminary Offering Memorandum or the Final Offering Memorandum.

“Gaming Authority” means any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the federal government or any state, city or other political subdivision, whether now or hereafter in existence, or any officer or official thereof, and any division of any other agency, but only to the extent that such agency, authority, board, bureau, commission, department, office or instrumentality possesses authority to regulate any Gaming operation owned, managed or operated, or proposed to be owned, managed or operated, by the Company or any of its subsidiaries.

“Gaming Laws” means the gaming laws or regulations of any jurisdiction or jurisdictions to which the Company or any of its subsidiaries are, or may at any time after the date of the Indenture, be subject.

“General Disclosure Package” means the Preliminary Offering Memorandum together with any Issuer Free Writing Communication existing at the Applicable Time and the information in which is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule C hereto.

“Issuer Free Writing Communication” means a Free Writing Communication prepared by or on behalf of the Company, used or referred to by the Company or containing a description of the final terms of the Offered Securities or of their offering, in the form retained in the Company’s records.

“Preliminary Offering Memorandum” means the preliminary offering memorandum, dated February 1, 2022, relating to the Offered Securities to be offered by the Purchasers.

“Rules and Regulations” means the rules and regulations of the Commission.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002, as amended and all rules and regulations promulgated thereunder or implementing the provisions thereof (“Sarbanes-Oxley”), the Securities Act, the Exchange Act, the Rules and Regulations, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the Public Company Accounting Oversight Board and, as applicable, the rules of the New York Stock Exchange and The Nasdaq Stock Market LLC (“Exchange Rules”).

“Supplemental Marketing Material” means any Issuer Free Writing Communication other than any Issuer Free Writing Communication specified in Schedule C hereto. Supplemental Marketing Material includes, but is not limited to, any premarketing investor presentations, including written, electronic or other communications used in connection with a “live” investor presentation, and any electronic roadshow slides and the accompanying audio recording.

“Transaction Documents” means, collectively, the following documents:

1.	this Agreement;

2.	the Offered Securities;

3.	the Indenture;

4.	the Supplemental Indenture;

5.

the Collateral Trust Agreement, dated as of February 12, 2021 (as amended, restated, supplemented or otherwise modified from time to time, including as modified by the Additional Secured Debt Designations and the Collateral Trust Joinders (each as defined below), the “Collateral Trust Agreement”), among the Trustee, Capital One, National Association, as administrative agent, the other secured obligations representatives from time to time party thereto, Wilmington Trust, National Association, as collateral trustee (the “Collateral Trustee”), the Company and the other grantors from time to time party thereto;

6.	the Additional Secured Debt Designation (the “Additional Notes Secured Debt Designation”), to be dated as of the Closing Date, from the Company;

7.	the Reaffirmation Agreement (the “Additional Notes Reaffirmation Agreement”), to be dated as of the Closing Date, from the Company and the guarantors party thereto;

8.

the Additional Secured Debt Designation (the “Credit Agreement Additional Secured Debt Designation” and, together with the Additional Notes Secured Debt Designation, the “Additional Secured Debt Designations”), to be dated as of the Closing Date, from the Company;

9.

the Reaffirmation Agreement (the “Credit Agreement Reaffirmation Agreement” and, together with the Additional Notes Reaffirmation Agreement, the “Reaffirmation Agreements”), to be dated as of the Closing Date, from the Company and the guarantors party thereto;

10.	the Collateral Trust Joinder – Additional Grantor (the “Collateral Trust Joinder”), to be dated on or prior to the Closing Date, from FHR-Illinois LLC;

11.

the Security Agreement, dated as of February 12, 2021 (as amended, restated, supplemented or otherwise modified from time to time, including as supplemented by the Security Agreement Joinder and the Security Agreement Supplement (each as defined below), the “Security Agreement”), from the Company and the other grantors from time to time party thereto in favor of the Collateral Trustee;

12.	the Joinder Agreement (the “Security Agreement Joinder”), to be dated on or prior to the Closing Date, from FHR-Illinois LLC in favor of the Collateral Trustee;

13.	the Security Agreement Supplement (the “Security Agreement Supplement”), to be dated on or prior to the Closing Date, from the Company and FHR-Illinois LLC in favor of the Collateral Trustee;

14.

the Intellectual Property Security Agreement, dated as of February 12, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”), from the Company and the other grantors party thereto in favor of the Collateral Trustee;

15.

the Cash Collateral and Disbursement Agreement, dated as of February 12, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), among FHR-Colorado LLC, the Trustee, the Collateral Trustee, DRB Development Solutions, LLC, as independent construction consultant, and Wilmington Trust, National Association, as disbursement agent (the “Disbursement Agent”);

16.

the Deposit Account Control Agreement, dated as of February 12, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “NSB Springing DACA”), among the Company, the Collateral Trustee and Zions Bancorporation, N.A. dba Nevada State Bank, in its capacity as a “bank” as defined in Section 9-102 of the UCC;

17.

the Amended and Restated Deposit Account Control Agreement, to be dated on or prior to the Closing Date (as amended, restated, supplemented or otherwise modified from time to time, the “CapOne Springing DACA”), among the Company, FHR-Colorado LLC, FHR-Illinois LLC, the Collateral Trustee and Capital One, National Association, in its capacity as a “bank” as defined in Section 9-102 of the UCC;

18.

the Deposit Account Control Agreement, dated as of February 12, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “CapOne Blocked DACA” and, together with the NSB Springing DACA and the CapOne Springing DACA, the “Deposit Account Control Agreements”), among FHR-Colorado LLC, the Collateral Trustee, the Disbursement Agent and Capital One, National Association, in its capacity as a “bank” as defined in Section 9-102 of the UCC;

19.

each Consent and Agreement among FHR-Colorado LLC (each as amended, restated, supplemented or otherwise modified from time to time, a “Consent Agreement”), the applicable contractor, and the Collateral Trustee, required to be entered into pursuant to the Disbursement Agreement;

20.

First Lien Preferred Ship Mortgage, dated as of February 12, 2021 (as amended, restated, supplemented or otherwise modified from time to time, including as amended by the Ship Mortgage Amendment (as defined below), the “Ship Mortgage”), from Gaming Entertainment (Indiana) LLC in favor of the Collateral Trustee on the vessel known as the GRAND VICTORIA II, Official Number 1027644 (the “Rising Star Vessel”);

21.

First Amendment to First Lien Preferred Ship Mortgage (the “Ship Mortgage Amendment”), to be dated as of the Closing date, between Gaming Entertainment (Indiana) LLC and the Collateral Trustee, relating to the Ship Mortgage;

22.

Second Amendment to First Lien Mortgage, Leasehold Mortgage, Fixture Filing and Security Agreement with Absolute Assignment of Leases and Rents and Second Amendment to First Lien Assignment of Entitlements, Contracts, Rents and Revenues (the “Rising Star Second Mortgage Amendment”), to be dated as of the Closing Date, between Gaming Entertainment (Indiana) LLC and the Collateral Trustee;

23.

Second Amendment to First Lien Deed of Trust, Leasehold Deed of Trust, Fixture Filing and Security Agreement with Absolute Assignment of Leases and Rents and Second Amendment to First Lien Assignment of Entitlements, Contracts, Rents and Revenues (the “Bronco Billy’s Second Deed of Trust Amendment”), to be dated as of the Closing Date, between FHR-Colorado LLC and the Collateral Trustee;

24.

Second Amendment to First Lien Leasehold Deed of Trust, Fixture Filing and Security Agreement with Absolute Assignment of Leases and Rents and Second Amendment to First Lien Assignment of Entitlements, Contracts, Rents and Revenues (the “Silver Slipper Second Deed of Trust Amendment”), to be dated as of the Closing Date, between Silver Slipper Casino Venture, LLC and the Collateral Trustee;

25.

Second Amendment to First Lien Mortgage, Fixture Filing and Security Agreement with Absolute Assignment of Leases and Rents and Second Amendment to First Lien Assignment of Entitlements, Contracts, Rents and Revenues (the “Kentucky Second Mortgage Amendment”), to be dated as of the Closing Date, between Richard and Louise Johnson, LLC and the Collateral Trustee;

26.

Second Amendment to First Lien Deed of Trust, Fixture Filing and Security Agreement with Absolute Assignment of Leases and Rents and Second Amendment to First Lien Assignment of Entitlements, Contracts, Rents and Revenues (the “Stockman’s Second Deed of Trust Amendment”), to be dated as of the Closing Date, between Stockman’s Casino and the Collateral Trustee;

27.

First Lien Mortgage, Leasehold Mortgage, Fixture Filing and Security Agreement with Absolute Assignment of Leases and Rents (as amended, the “Rising Star Mortgage”), dated as of February 12, 2021, between Gaming Entertainment (Indiana) LLC and the Collateral Trustee;

28.

First Lien Deed of Trust, Leasehold Deed of Trust, Fixture Filing and Security Agreement with Absolute Assignment of Leases and Rents (as amended, the “Bronco Billy’s Deed of Trust”), dated as of February 12, 2021, between FHR- Colorado LLC and the Collateral Trustee;

29.

First Lien Leasehold Deed of Trust, Fixture Filing and Security Agreement with Absolute Assignment of Leases and Rents (as amended, the “Silver Slipper Deed of Trust”), dated as of February 12, 2021, between Silver Slipper Casino Venture, LLC and the Collateral Trustee;

30.

First Lien Mortgage, Fixture Filing and Security Agreement with Absolute Assignment of Leases and Rents (as amended, the “Kentucky Mortgage”), dated as of February 12, 2021, between Richard and Louise Johnson, LLC and the Collateral Trustee;

31.

First Lien Deed of Trust, Fixture Filing and Security Agreement with Absolute Assignment of Leases and Rents (as amended, the “Stockman’s Deed of Trust”), dated as of February 12, 2021, between Stockman’s Casino and the Collateral Trustee;

32.

First Lien Deed of Trust, Fixture Filing and Security Agreement with Absolute Assignment of Leases and Rents (the “Donut Shop Deed of Trust”), to be dated as of the Closing Date, between FHR-Colorado LLC and the Collateral Trustee;

33.

First Lien Assignment of Entitlements, Contracts, Rents and Revenues (as amended, the “Silver Slipper Assignment of Entitlements”), dated as of February 12, 2021, by Silver Slipper Casino Venture, LLC to the Collateral Trustee;

34.

First Lien Assignment of Entitlements, Contracts, Rents and Revenues (as amended, the “Stockman’s Assignment of Entitlements”), dated as of February 12, 2021, by Stockman’s Casino to the Collateral Trustee;

35.

First Lien Assignment of Entitlements, Contracts, Rents and Revenues (as amended, the “Bronco Billy’s Assignment of Entitlements”), dated as of February 12, 2021, by FHR-Colorado LLC to the Collateral Trustee;

36.

First Lien Assignment of Entitlements, Contracts, Rents and Revenues (as amended, the “Rising Star Assignment of Entitlements”), dated as of February 12, 2021, by Gaming Entertainment (Indiana) LLC to the Collateral Trustee;

37.

First Lien Assignment of Entitlements, Contracts, Rents and Revenues (as amended, the “Kentucky Assignment of Entitlements”), dated as of February 12, 2021, by Richard and Louise Johnson, LLC to the Collateral Trustee;

38.	First Lien Assignment of Entitlements, Contracts, Rents and Revenues (the “Donut Shop Assignment of Entitlements”), to be dated as of the Closing Date, by FHR-Colorado LLC to the Collateral Trustee;

39.	Environmental Indemnity Agreement (the “Rising Star EIA”), dated as of February 12, 2021, by Gaming Entertainment (Indiana) and the Company to the Collateral Trustee;

40.	Environmental Indemnity Agreement (the “Bronco Billy’s EIA”), dated as of February 12, 2021, by FHR-Colorado LLC and the Company in favor of the Collateral Trustee;

41.	Environmental Indemnity Agreement (the “Silver Slipper EIA”), dated as of February 12, 2021, by Silver Slipper Casino Venture, LLC and the Company in favor of the Collateral Trustee;

42.	Environmental Indemnity Agreement (the “Stockman’s EIA”), dated as of February 12, 2021, by Stockman’s Casino and the Company in favor of the Collateral Trustee;

43.	Environmental Indemnity Agreement (the “Kentucky EIA”), dated as of February 12, 2021, by Richard and Louise Johnson, LLC and the Company in favor of the Collateral Trustee; and

44.	First Lien Environmental Agreement (the “Donut Shop EIA”), to be dated as of the Closing Date, by FHR-Colorado LLC and the Company in favor of the Collateral Trustee.

Unless otherwise specified, a reference to a “rule” is to the indicated rule under the Securities Act. Any reference to the Preliminary Offering Memorandum, the General Disclosure Package or the Final Offering Memorandum shall be deemed to refer to and include the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, the Company’s most recent Annual Report on Form 10-K (the “Annual Report”) and all subsequent documents filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, on or prior to the date of the Preliminary Offering Memorandum, the General Disclosure Package or the Final Offering Memorandum, as the case may be. Any reference to the Preliminary Offering Memorandum, the General Disclosure Package or the Final Offering Memorandum, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include any documents filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the Preliminary Offering Memorandum, the General Disclosure Package or the Final Offering Memorandum, as the case may be, and prior to such specified date. All documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Memorandum, the General Disclosure Package or the Final Offering Memorandum, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports”.

The Company and each Guarantor hereby agrees with the several Purchasers as follows:

2.Representations and Warranties of the Company and each Guarantor. The Company and each Guarantor, jointly and severally, represents and warrants to, and agrees with the several Purchasers that:

(a)Offering Memorandums; Certain Defined Terms. The Company and the Guarantors have prepared or will prepare a Preliminary Offering Memorandum and a Final Offering Memorandum. The Preliminary Offering Memorandum, the General Disclosure Package and the Final Offering Memorandum have been prepared by the Company and the Guarantors for use by the several Purchasers in connection with the offer and resale of the Offered Securities. No order or decree preventing or suspending the use of the Preliminary Offering Memorandum, the General Disclosure Package or the Final Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act has been issued, and no proceeding for that purpose has been commenced or is pending, or to the knowledge of the Company, threatened.

(b)Disclosure. As of the date of this Agreement, the Final Offering Memorandum does not, and as of the Closing Date, the Final Offering Memorandum will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the Applicable Time, and as of the Closing Date, neither (i) the General Disclosure Package nor (ii) any individual Supplemental Marketing Material, when considered together with the General Disclosure Package, included, or will include, any untrue statement of a material fact or omitted, or will omit, to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding two sentences do not apply to statements in or omissions from the Preliminary Offering Memorandum or the Final Offering Memorandum, the General Disclosure Package or any Supplemental Marketing Material based upon written information furnished to the Company by any Purchaser through the Representative specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(b) hereof. Except as disclosed in the General Disclosure Package, on the date of this Agreement, the Company’s Exchange Act Reports which have been or will be filed by the Company with the Commission or sent to stockholders pursuant to the Exchange Act and incorporated by reference in the Preliminary or Final Offering Memorandum do not and will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such documents, when they were or are filed with the Commission, conformed or will conform in all material respects to the requirements of the Exchange Act and the Rules and Regulations.

(c)Good Standing of the Company and the Guarantors. The Company and each Guarantor (i) has been duly incorporated or formed and is validly existing as a corporation or other entity and in good standing under the laws of its jurisdiction of incorporation or formation, (ii) has requisite power and authority (corporate or other) to own, lease and operate its properties and conduct its business as described in the General Disclosure Package, and to enter into and perform its obligations under this Agreement and (iii) is duly qualified to do business as a foreign corporation or other entity in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except in the case of clause (i) and (iii) where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(d)Subsidiaries. Each subsidiary of the Company and each subsidiary of the Guarantors (i) has been duly incorporated or formed and is validly existing as a corporation or other entity and in good standing under the laws of the jurisdiction of its incorporation or formation, (ii) has requisite power and authority (corporate or other) to own its properties and conduct its business as described in the General Disclosure Package; and (iii) is duly qualified to do business as a foreign corporation or other entity in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, properties or results of operations of the Company and the Guarantors taken as a whole or on the performance by the Company and the Guarantors of their obligations under this Agreement (a “Material Adverse Effect”); all of the issued and outstanding capital stock or other ownership interests of each subsidiary of the Company, each guarantor, and each subsidiary of the Guarantors has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock or other ownership interests of each Guarantor and each subsidiary owned by the Company or each Guarantor, directly or through subsidiaries, is owned free from liens, encumbrances and defects, except as described in the General Disclosure Package.

(e)Corporate Structure. The entities listed on Schedule E hereto are the only subsidiaries, direct or indirect, of the Company.

(f)Capitalization. As of the Closing Date, the Company will have the authorized, issued and outstanding capitalization as set forth in each of the General Disclosure Package and the Final Offering Memorandum under the heading “Capitalization”, and all of the issued and outstanding capital stock of the Company has been duly authorized and validly issued and is fully paid and nonassessable. All of the issued shares of capital stock or other ownership interest of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for (i) Permitted Liens and (ii) liens, encumbrances, equities or claims as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(g)Power and Authority. Each of the Company and the Guarantors has all requisite corporate or limited liability company, as applicable, power and authority to execute, deliver and perform its obligations under the Transaction Documents, and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

(h)Indenture. The Indenture has been duly authorized by the Company and each of the Guarantors and on the Closing Date will be duly executed and delivered by the Company and each of the Guarantors and, when duly executed and delivered, will constitute a valid and legally binding agreement of the Company and the Guarantors in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles (the “Enforceability Exceptions”). No qualification of the Indenture under the Trust Indenture Act (as defined below) is required in connection with the offer and sale of the Offered Securities contemplated hereby or in connection with any exempt resale of the Offered Securities.

(i)Offered Securities. The Offered Securities have been duly authorized by the Company for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by the Company and, when the Offered Securities are authenticated in the manner provided for in the Indenture and are delivered and paid for pursuant to this Agreement on the Closing Date, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to the Enforceability Exceptions and will be entitled to the benefits and security provided by the Indenture. The Offered Securities will conform to the description thereof in each of the General Disclosure Package and the Final Offering Memorandum.

(j)No Broker’s Fee. Except as disclosed in the General Disclosure Package and as contemplated by this Agreement, neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that could give rise to a valid claim against the Company or any Purchaser for a brokerage commission, finder’s fee or other like payment in connection with the offer and sale of the Offered Securities.

(k)No Registration Rights. There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities with the securities registered pursuant to any registration statement.

(l)Guarantee. The Guarantee by each Guarantor has been duly authorized by such Guarantor; and, when the Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date and issued, executed and authenticated in accordance with the terms of the Indenture, the Guarantee of each Guarantor will conform to the description thereof contained in the General Disclosure Package and the Final Offering Memorandum and will constitute valid and legally binding obligations of such Guarantor, enforceable in accordance with its terms, subject to the Enforceability Exceptions, and will be entitled to the benefits and security provided by the Indenture.

(m)No Material Adverse Change in Business. Except as disclosed in the General Disclosure Package, since the end of the period covered by the latest audited financial statements included in the General Disclosure Package (i) there has been no change, nor any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company, the Guarantors and their respective subsidiaries, taken as a whole, that is material and adverse; (ii) except as disclosed in or contemplated by the General Disclosure Package, there has been no dividend or distribution of any kind declared, paid or made by the Company or the Guarantors on any class of their capital stock; (iii) except as disclosed in or contemplated by the General Disclosure Package, there has been no material adverse change in the capital stock, short-term indebtedness, long-term indebtedness, net current assets or net assets of the Company, the Guarantors and their respective subsidiaries, there has been no material transaction entered into and there is no material transaction that is probable of being entered into by the Company, the Guarantors and their respective subsidiaries other than transactions in the ordinary course of business, (iv) there has been no obligation, direct or contingent, that is material to the Company, the Guarantors and their respective subsidiaries taken as a whole, incurred by the Company, the Guarantors and their respective subsidiaries, except obligations incurred in the ordinary course of business and (v) none of the Company, the Guarantors or any of their respective subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.

(n)Title to Property. The Company, the Guarantors and their respective subsidiaries own fee simple to, or hold leasehold or easement interests in, all real property identified in the General Disclosure Package as being owned by the Company, the Guarantors and their respective subsidiaries, as applicable, and the Company, the Guarantors and their respective subsidiaries have good and valid title to all personal property owned by them, in each case free from liens, charges, mortgages, pledges, security interests, claims restrictions or encumbrances of any kind and defects except Permitted Liens (as defined in the Collateral Trust Agreement), such liens as are described in the General Disclosure Package and except for minor defects in title that do not materially interfere with the Company’s, the Guarantors’ and their respective subsidiaries’ ability to conduct their business or to utilize such assets for their intended purposes.

(o)Absence of Defaults and Conflicts Resulting from Transaction. The execution, delivery and performance by each of the Company and the Guarantors of each of the Transaction Documents to which it is a party, the issuance and sale of the Offered Securities and Guarantees, the application of the proceeds from the sale of the Offered Securities as described under “Use of Proceeds” in each of the General Disclosure Package and the Final Offering Memorandum, and compliance with the terms and provisions thereof and the consummation of the transactions contemplated by the Transaction Documents, will not (i) result in a breach or violation of any of the terms and provisions of, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Guarantors or any of their respective subsidiaries, (ii) result in a violation of the provisions of the charter, by-laws or other organizational documents of the Company, the Guarantors or any of their respective subsidiaries, or (iii) result in any violation of any statute or any judgment, order decree, rule or regulation of any court or governmental agency or body or Gaming Authority having jurisdiction over the Company, the Guarantors or any of their respective subsidiaries or any of their respective properties or assets, except such in the cause of (i) and (iii) conflicts, breaches, violations, liens, charges or encumbrances that would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect.

(p)Absence of Existing Defaults and Conflicts. None of the Company, the Guarantors or their respective subsidiaries is (i) in violation of its respective charter, by-laws or other organizational documents or (ii) in default (or with the giving of notice or lapse of time would be in default) under any existing obligation agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which any of them is a party or by which any of them or any of their properties may be bound, or (iii) in violation of any law, including any Gaming Law, or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, including any Gaming Authority, except, in the case of clauses (ii) and (iii) above, for any such defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(q)Absence of Further Requirements. No consent, approval, authorization, or order of, or filing, registration or qualification with, any person (including any governmental agency or body or any court or Gaming Authority) is required for the execution, delivery and performance by each of the Company and the Guarantors of each of the Transaction Documents to which it is a party or the issuance and delivery of the Offered Securities, the application of the proceeds from the sale of the Offered Securities as described under “Use of Proceeds” in each of the General Disclosure Package and the Final Offering Memorandum, or consummation of the transactions contemplated hereby and thereby and by the Final Offering Memorandum except such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Securities by the Purchasers, each of which has been obtained and is in full force and effect, and the delivery by the Company of a post-closing report of the sale of the Offered Securities pursuant hereto to any Gaming Authority as required under applicable Gaming Laws. All consents required for the authorization, execution and delivery of the Supplemental Indenture have been obtained from holders of outstanding Notes pursuant to the Consent Solicitation, dated January 25, 2022.

(r)Accurate Disclosure. The statements in the General Disclosure Package and the Final Offering Memorandum under the headings “Certain United States Federal Income Tax Considerations”, “Description of the Notes”, “Government Regulation”, and “The Offering—Summary Historical Consolidated Financial Data of Full House Resorts, Inc.” insofar as such statements summarize legal matters, agreements, documents, proceedings or unaudited financial statements discussed therein, are accurate and fair summaries of such legal matters, agreements, documents, proceedings or unaudited financial statements and present the information required to be shown.

(s)Legal Proceedings. Other than as set forth in the General Disclosure Package, there are no legal or governmental investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Company, the Guarantors or any of their respective subsidiaries is a party or to which any property of the Company, the Guarantors, or any of their respective subsidiaries is the subject which, if determined adversely to the Company, the Guarantors or any of their respective subsidiaries, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or would materially and adversely affect their respective properties or assets or their ability to perform their obligations under the Indenture or this Agreement, or which are otherwise material in the context of the sale of the Offered Securities and the Guarantees; and no such Actions are threatened or, to the knowledge of the Company or the Guarantors, contemplated.

(t)Investment Company Act. None of the Company, any of the Guarantors or any of their respective subsidiaries is, and after giving effect to the offering and sale of the Offered Securities and the issuance of the Guarantees and the application of proceeds thereof described in the General Disclosure Package, none of them will be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) under the Investment Company Act.

(u)Compliance with the Sarbanes-Oxley Act. There is, and has been, no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provisions of Sarbanes-Oxley and all applicable Exchange Rules promulgated in connection therewith.

(v)Internal Controls. The Company, each Guarantor and their respective subsidiaries each maintain a system of internal control over financial reporting (as such term as defined in Rule 13a-15(f) of the Exchange Act) (the “Internal Controls”) that comply with the requirements of the Exchange Act and that have been designed by, or under the supervision of, their respective principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States (“GAAP”). The Company and each Guarantor and their respective subsidiaries maintain internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the General Disclosure Package and the Final Offering Memorandum fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines thereto. The Internal Controls are, or upon consummation of the offering of the Offered Securities will be, overseen by the Audit Committee (the “Audit Committee”) of each Board of Directors of the Company and the Guarantors in accordance with the Exchange Rules.

(w)Disclosure Controls. (i) The Company and each of its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that the information required to be disclosed by the Company and its subsidiaries in the reports they file or submit under the Exchange Act is accumulated and communicated to management of the Company and its subsidiaries, including their respective principal executive officers and principal financial officers, as appropriate to allow timely decisions regarding required disclosure to be made; and (ii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(x)Authorization of the Agreement. The Company and each Guarantor has all requisite corporate, partnership or limited liability company power and authority, as applicable, to execute, deliver and perform their respective obligations under this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors.

(y)Financial Statements. The financial statements, including the notes and supporting schedules thereto, included or incorporated by reference in the General Disclosure Package present fairly in all material respects the consolidated financial position at the dates indicated and the cash flows and results of operations for the periods indicated of the Company. Such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved.

(z)Solvency. The Company and the Guarantors are, and immediately after the Closing Date (and after giving effect to the issuance and sale of the Offered Securities and the other transactions related thereto as described in the General Disclosure Package and the Final Offering Memorandum) will be, Solvent. As used herein, the term “Solvent” means, with respect to any entity on a particular date, that on such date (i) the fair market value of the assets of such entity is greater than the total amount of liabilities (including contingent liabilities) of such entity, (ii) the present fair salable value of the assets of such entity is greater than the amount that will be required to pay the probable liabilities of such entity on its debts as they become absolute and matured, (iii) such entity is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature, (iv) such entity does not have unreasonably small capital and (v) such entity is not a defendant in any civil action that would result in a judgment that such entity is or would become unable to satisfy.

(aa)Environmental Laws. (A) The Company, the Guarantors and their respective subsidiaries are and have been in compliance with all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety (as affected by exposure to hazardous or toxic substances or wastes, pollutants or contaminants) or the environment, or the storage, treatment, use, discharge or disposal of hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), which includes obtaining and maintaining all permits, licenses or other approvals (collectively, “Environmental Permits”) required under such Environmental Laws to carry on the business of the Company, the Guarantors, and their respective subsidiaries; (B) the Company, the Guarantors and their respective subsidiaries have not received any written notice that alleges any of them is in violation or of potentially liable under any Environmental Laws and none of the Company, the Guarantors or their respective subsidiaries nor, to the knowledge of the Company and the Guarantors, any of their properties is the subject of any claims, investigations, liens, demands, or judicial, administrative or arbitral proceedings pending or, to the knowledge of the Company and the Guarantors, threatened, under any Environmental Law or to revoke or modify any Environmental Permit held any of the Companies, the Guarantors or their respective subsidiaries; (C) to the knowledge of the Company and the Guarantors, there has been no release, discharge or disposal of any materials, pollutants, contaminants, chemicals, compounds, constituents, substances or wastes, in any form, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyl, radon, gas, mold, electromagnetic radio frequency or microwave emissions, that are regulated pursuant to, or which could give rise to liability under, any Environmental Laws on, at, under or from any property owned, leased, or operated by any of the Company, the Guarantors or their respective subsidiaries, or any property formerly owned, operated, or leased by any of the Company, the Guarantors or their respective subsidiaries or arising out of the conduct of any of the Company, the Guarantor or their respective subsidiaries that could reasonably be expected to result in the Company or the Guarantors incurring liability, under any Environmental Laws; and (D) to the knowledge of the Company and the Guarantors, there are no facts, circumstances or conditions arising out of or relating to the operations of any of the Company, the Guarantors or their respective subsidiaries or any property owned, leased, or operated by any of the Company, the Guarantors or their respective subsidiaries or any property formerly owned, operated or leased by any of the Company, the Guarantors or their respective subsidiaries or any of their predecessors in interest that could reasonably be expected to require investigation, response, or corrective action, or could reasonably be expected to result in any of the Company, the Guarantors or their respective subsidiaries incurring liability, under applicable Environmental Laws, except, in the case of (A), (B), (C) and (D), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(bb)Possession of Intellectual Property. The Company, the Guarantors and their respective subsidiaries own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, “Intellectual Property Rights”) necessary for the conduct of their respective businesses except where the failure to own or possess such rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and the conduct of their respective businesses does not conflict in any respect with any such rights of others, except for any such conflicts as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and the Company, the Guarantors and their respective subsidiaries have not received any notice of any claim of infringement of or conflict with any such rights of others, except for any such claims as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, to the knowledge of the Company or the Guarantors, the Intellectual Property Rights of the Company, the Guarantors and their respective subsidiaries are not being infringed, misappropriated or otherwise violated by any person except where such infringement, misappropriation or other violation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(cc)Regulations T, U, X. Neither the Company nor any Guarantor nor any of their respective subsidiaries nor any agent thereof acting on their behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Offered Securities to violate Regulation T, Regulation U, or Regulation X of the Board of Governors of the Federal Reserve System.

(dd)Compliance with Regulation S. The Company, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Purchasers, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions and requirements of Regulation S in connection with the offering of the Offered Securities outside the United States and, in connection therewith, the Final Offering Memorandum will contain the disclosure required by Rule 902. The Offered Securities sold in reliance on Regulation S will be represented upon issuance by a temporary global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of the Securities Act and only upon certification of beneficial ownership of such Offered Securities by non-U.S. persons or U.S. persons who purchased such Offered Securities in transactions that were exempt from the registration requirements of the Securities Act.

(ee)Compliance with ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, as applicable, has been satisfied (without taking into account any waiver thereof or extension of any amortization period); (iv) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur; and (vi) none of the Company, the Guarantors or any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation, in the ordinary course and without default), except in each case with respect to the events of conditions set forth in (i) through (vi) hereof, as would not, individually or in the aggregate have a Material Adverse Effect.

(ff)Absence of Labor Dispute. (A) There are no strikes, disturbances, or other labor disputes with respect to the employees of the Company, the Guarantors or any of their respective subsidiaries pending or, to the knowledge of the Company or the Guarantors, threatened; (B) the Company and the Guarantors have not received any notice of cancellation or termination with respect to any collective bargaining agreement to which it is a party; (C) the Company and the Guarantors are not aware of any existing or imminent labor disturbance by the employees of any of their principal suppliers, manufacturers, customers or contractors; and (D) hours worked by and payment made to employees of the Company, the Guarantors, or any of their respective subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable laws dealing with such matters, except, in the case of (A), (C), or (D), as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(gg)Compliance with Labor Laws. The Company, the Guarantors and their respective subsidiaries are not in violation of and have not received notice of any violation with respect to any federal, state or local law relating to discrimination in the hiring, promotion or pay of employees or of any applicable federal or state wage and hour laws, the violation of which could reasonably be expected to have a Material Adverse Effect.

(hh)Possession of Licenses and Permits. The Company, the Guarantors and their respective subsidiaries possess all licenses, certificates, registrations, permits, exemptions, approvals, clearances and other authorizations (including, but not limited to, licenses required under Gaming Laws) issued by, and have made all declarations and filings with, all applicable authorities, including federal, state, local or foreign governmental or regulatory authorities, including any Gaming Authority, that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the General Disclosure Package (collectively, “Permits”), and all such Permits are in full force and effect, except where the failure to possess or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, to the Company’s and the Guarantors’ knowledge, no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any Permit; and except as described in the General Disclosure Package, none of the Company, the Guarantors or any of their respective subsidiaries has received notice of any revocation or modification of any Permit that, if determined adversely to the Company, the Guarantors or any of their respective subsidiaries, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ii)Related Party Transactions. No relationship, direct or indirect, exists between or among any of the Company, the Guarantors or any of their respective affiliates, on the one hand, and any director, officer, member, stockholder, customer or supplier of the Company, the Guarantors or any of their respective affiliates on the other hand, which is required by the Securities Act to be disclosed in a registration statement, which is not so disclosed in the General Disclosure Package or the Final Offering Memorandum.

(jj)No Unlawful Payments. None of the Company, the Guarantors or any of their respective subsidiaries or, to the knowledge of the Company or the Guarantors, any director, officer, agent, employee or other person associated with or acting on behalf of the Company, the Guarantors or any of their respective subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect bribe, rebate, payoff, influence payment, kickback or other unlawful payment or benefit to any foreign or domestic government official or employee; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company, the Guarantors and their respective subsidiaries have instituted, maintained and enforced, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(kk)Compliance with Money Laundering Laws. The operations of the Company, the Guarantors and their respective subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions in which the Company, the Guarantors and their respective subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency, including any Gaming Authority (collectively, the “Money Laundering Laws”), and no action, suit, investigation or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Guarantors or their respective subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any of the Guarantors, threatened.

(ll)Compliance with OFAC. None of the Company, the Guarantors nor any of their respective subsidiaries nor, to the knowledge of the Company or any Guarantor, any director, officer, agent, employee, affiliate or person acting on behalf of the Company, any Guarantor or any of their respective subsidiaries (i) is currently subject to any sanctions imposed by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), the U.S. Department of State, or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union, the United Kingdom (including sanctions administered or controlled by Her Majesty’s Treasury), the Swiss Secretariat for Economic Affairs, the Hong Kong Monetary Authority, the Monetary Authority of Singapore, or other relevant sanctions authority (collectively, “Sanctions” and such persons, “Sanction Persons”) or (ii) will, directly or indirectly, use any of the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity in any manner that will result in a violation of any Sanctions by, or could result in the imposition of Sanctions against, any person (including any person participating in the offering, whether as underwriter, advisor, investor or otherwise). None of the Company, the Guarantors or any of their respective subsidiaries or, to the knowledge of the Company or the Guarantors, any director, officer, agent, employee or affiliate of the Company, the Guarantors, or any of their respective subsidiaries, is a person that is, or is 50% or more owned or otherwise controlled by a person that is: (i) the subject of any Sanctions; or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (currently, Cuba, Iran, Crimea, North Korea, and Syria) (collectively, “Sanctioned Countries” and each, a “Sanctioned Country”). Except as has been disclosed to the Purchasers or is not material to the analysis under any Sanctions, none of the Company, the Guarantors or any of their respective subsidiaries have engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country, in the preceding five years, nor do the Company, the Guarantors or any of their respective subsidiaries have any plans to increase their dealings or transactions with Sanctioned Persons, or with or in Sanctioned Countries.

(mm)Absence of Stabilization or Manipulation. None of the Company, the Guarantors and their respective affiliates has taken directly or indirectly, any action designed to cause or result in, or that reasonably could be expected to cause or result in, or that has constituted the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Offered Securities.

(nn)Statistical and Market-Related Data. The statistical, industry-related and market-related data included in the Preliminary Offering Memorandum, the Final Offering Memorandum or any Issuer Free Writing Communication are based on or derived from estimates and sources that the Company and the Guarantors believe to be reliable and accurate in all material respects and represent their good faith estimates that are made on the basis of data derived from such sources.

(oo)Taxes. The Company, the Guarantors and each of their respective subsidiaries have filed all income and other material tax returns required to be filed through the date hereof and paid all income and other material taxes required to be paid, except (i) as otherwise disclosed in the General Disclosure Package, (ii) for any failures or exceptions that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or (iii) for any taxes being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP; except as otherwise disclosed in the General Disclosure Package, there is no tax deficiency that has been, or would reasonably be expected to be, asserted against the Company, the Guarantors or any of their respective subsidiaries or any of their respective properties or assets that would have individually or in the aggregate a Material Adverse Effect; for purposes of this paragraph, taxes and tax deficiencies include all assessed taxes, and interest and penalties with respect to any of the foregoing.

(pp)Insurance. The Company, the Guarantors and their respective subsidiaries have insurance or self-insurance as are, and in amounts that, in the Company’s and the Guarantors’ reasonable judgment, prudent and customary in the business in which they are engaged.

(qq)Construction Plans. The anticipated schedule of construction relating to the Temporary by American Place (the “Temporary”) is as set forth in the Final Offering Memorandum. The anticipated cost of construction relating to the Temporary (including interest, legal, architectural, engineering, planning, zoning and other similar costs) does not exceed the amounts for such costs set forth under the caption “Use of Proceeds” in the Final Offering Memorandum. In addition, each of the other amounts set forth in the table under the caption “Use of Proceeds” in the Final Offering Memorandum are based upon reasonable assumptions as to all matters material to the estimates set forth therein and are not expected to exceed the amounts set forth for such items.

(rr)Operation and Use of the Temporary. The contemplated operation and use and construction of the Temporary in the manner set forth in the Final Offering Memorandum is, and will be, at the time of operation and use and construction, as applicable, in compliance with all applicable municipal, county, state and federal laws, regulations, ordinances, standards, order and other regulations, including any Gaming Law, where the failure to comply therewith would not, individually or in the aggregate, have a Material Adverse Effect. Under current applicable Gaming Laws, the Temporary may be used for the purposes contemplated in the Final Offering Memorandum, the Indenture, the Offered Securities and the Transaction Documents.

(ss)Security Interest. Upon (i) the execution and delivery to the Collateral Trustee, as applicable, of each of the Additional Secured Debt Designations, the Reaffirmation Agreements, the Collateral Trust Joinder, the Security Agreement Joinder, the Security Agreement Supplement, the CapOne Springing DACA, the Rising Star Second Mortgage Amendment, the Stockman’s Second Deed of Trust Amendment, the Silver Slipper Second Deed of Trust Amendment, the Bronco Billy’s Second Deed of Trust Amendment, the Kentucky Second Mortgage Amendment, and the Donut Shop Deed of Trust (ii) the recording of the Rising Star Second Mortgage Amendment in the real property records of Ohio County, Indiana, the recording of the Silver Slipper Second Deed of Trust Amendment in the real property records of Hancock County, Mississippi, the recording of each of the Bronco Billy’s Second Deed of Trust Amendment, the Donut Shop Deed of Trust and the Donut Shop Assignment of Entitlements in the real property records of Teller County, Colorado, the recording of the Stockman’s Second Deed of Trust Amendment in the real property records of Churchill County, Nevada, the recording of the Kentucky Second Mortgage Amendment in the real property records of Boone County, Kentucky, and (iii) the filing of the UCC-1 financing statements as contemplated by the Indenture and the other Transaction Documents, the Collateral Trustee will continue to have a valid, duly perfected, first priority security interest (or, with respect to the Rising Star Vessel, a valid preferred mortgage lien on the Rising Star Vessel with the priority provided by the Ship Mortgage Act, Chapter 313 of Title 46 of the United States Code) in, or lien in and to, all of the rights and property in which a security interest, or lien, as applicable, is granted under the Transaction Documents, subject to the Collateral Trust Agreement and any liens permitted by the Transaction Documents (“Permitted Liens”), as security for the payment and performance of obligations of the Company under the Indenture and the Securities. The actions, recordings and filings described in the immediately preceding sentence are the only actions, recordings and filings necessary to publish notice of, or create a lien in favor of, as applicable, and perfect the rights of the Collateral Trustee under the Transaction Documents (excluding the Ship Mortgage Amendment, which is addressed in Section 2(tt)), except for (i) Gaming Authority approval of certain equity pledges in the State of Nevada and (ii) such additional actions, recordings and filings as the Company and the Purchasers may determine prior to the Closing Date.

(tt)Ship Mortgage Amendment. Upon execution and delivery by Gaming Entertainment (Indiana) LLC of the Ship Mortgage Amendment and the due filing and recording of the Ship Mortgage Amendment with the National Vessel Documentation Center, the United States Coast Guard, in Falling Waters, West Virginia, the Ship Mortgage will continue to be a first “preferred mortgage” within the meaning of the Ship Mortgage Act and will qualify for the benefits accorded a “preferred mortgage” thereunder and no other filing or recording or refiling or rerecording or any other act is necessary or advisable to create or perfect such security interest under the Ship Mortgage or in the mortgaged property described therein.

(uu)Ratings. No “nationally recognized statistical rating organization” as such term is defined in Section 3(a)(62) of the Exchange Act has imposed (or has informed the Company or any Guarantor that it is considering imposing) any condition (financial or otherwise) on the Company’s or any Guarantor’s retaining any rating assigned to the Company or any Guarantor or any securities of the Company or any Guarantor or has indicated to the Company or any Guarantor that it is considering any of the actions described in Section 7(c) hereof.

(vv)Eligibility for Resale. Assuming compliance with the procedures described in the “Transfer Restrictions” and “Notice to Investors” sections of the General Disclosure Package, the Offered Securities are eligible for resale and will not be, at the Closing Date, of the same class (within the meaning of Rule 144A(d)(3)) as the securities of the Company or the Guarantors that are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

(ww)No Registration. Subject to compliance by the Purchasers with the representations and warranties set forth in Section 4 hereof, it is not necessary in connection with the offer and sale of the Offered Securities in the manner contemplated by this Agreement and the General Disclosure Package to register the Offered Securities under the Securities Act or to qualify the Indenture in respect of the Offered Securities under the United States Trust Indenture Act of 1939, as amended.

(xx)No General Solicitation; No Directed Selling Efforts. Neither the Company, nor any Guarantor, nor any of their respective affiliates, nor any person acting on its or their behalf (other than the Purchasers, as to whom the Company and the Guarantors make no representation) has, directly or indirectly, solicited any offer to buy, offered or sold the Offered Securities (i) by means of any form of general solicitation or general advertising within the meaning of Regulation D of the Securities Act (a “General Solicitation Communication”), other than any such communication consented to in writing by Credit Suisse (a “Permitted General Solicitation Communication”) and identified on Schedule D hereto, (ii) in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (iii) by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S under the Securities Act. Neither the Company nor any Guarantor has entered and neither the Company nor any Guarantor will enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

(yy)Reporting Status. The Company is subject to Section 13 or 15(d) of the Exchange Act.

(zz)Cybersecurity. (i) The Company, the Guarantors and their respective subsidiaries’ computer and information technology equipment hardware, software, websites, systems and networks (collectively, “IT Systems”) are adequate for, and operate and perform in all respects as required in connection with the operation of the business of the Company, the Guarantors and their respective subsidiaries as currently conducted, free and clear of all bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (ii) the Company, the Guarantors and their respective subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures and safeguards to protect their material confidential information and all other personal, personally-identifiable, sensitive or regulated data or information in their possession or under their control (collectively “Data”) from unauthorized access, use, misappropriation, disclosure, modification, encryption or destruction, and to maintain the integrity, security, continuous operation and redundancy of the IT Systems. There has been no material security breach of, or other material unauthorized access to or compromise of the IT Systems (an “Incident”), except for those that have been remedied without material cost or liability or the duty to notify any persons or entities, and there have been no suspected Incidents that are currently under internal review or investigations. The Company, the Guarantors and their respective subsidiaries have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, an Incident or any other unauthorized access to or compromise of any Data. The Company, the Guarantors and their respective subsidiaries are presently in compliance, in all material respects, with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of the IT Systems and Data and to the protection of such IT Systems and Data from unauthorized access, use, misappropriation, disclosure, modification, encryption, or destruction, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(aaa)Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included or incorporated by reference in any of the registration statement, the General Disclosure Package or the Preliminary Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

3.Purchase, Sale and Delivery of Offered Securities.

(a)The Offered Securities. On the basis of the representations, warranties and agreements and subject to the terms and conditions set forth herein, the Company agrees to sell to the several Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 100.25% of the principal amount thereof plus accrued interest, if any, from the prior interest payment date (as hereinafter defined), the respective principal amounts of Offered Securities set forth opposite the names of the several Purchasers in Schedule A hereto.

(b)Delivery of the Notes and Payment Therefor. Payment for and delivery of the Offered Securities will be made at the offices of Latham & Watkins LLP, at 10:00 A.M., (New York City time), on February 7, 2022, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as Credit Suisse and the Company may agree upon in writing, such time being herein referred to as the “Closing Date.”

Payment for the Offered Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Representative against delivery to the nominee of The Depository Trust Company (“DTC”), for the account of the Initial Purchasers, of one or more global notes representing the Offered Securities (collectively, the “Global Notes”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company. The Global Notes will be made available for inspection by the Representative not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

4.Representations by Purchasers; Resale by Purchasers.

(a)Each Purchaser severally and not jointly represents and warrants to the Company and the Guarantors that it is an “accredited investor” within the meaning of Regulation D under the Securities Act.

(b)Each Purchaser severally and not jointly acknowledges that the Offered Securities have not been registered under the Securities Act and may not be sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally and not jointly represents and agrees that it has sold the Offered Securities, and will sell the Offered Securities (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only (a) to persons who it reasonably believes are “qualified institutional buyers” within the meaning of Rule 144A in transactions meetings the requirements of Rule 144A or (b) in accordance with Rule 903. Accordingly, neither such Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser severally and not jointly agrees that, at or prior to confirmation of sale of the Offered Securities, other than a sale pursuant to Rule 144A, such Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Offered Securities from it during the restricted period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Securities Act”) and may not be sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S.”

Terms used in this subsection (b) have the meanings given to them by Regulation S.

(c)Each Purchaser severally and not jointly agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for any such arrangements with the other Purchasers or affiliates of the other Purchasers or with the prior written consent of the Company and the Guarantors.

(d)Each Purchaser severally and not jointly agrees that it and each of its affiliates will not offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c). Each Purchaser severally and not jointly agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

5.Certain Agreements of the Company and each Guarantor. The Company and each Guarantor jointly and severally, agrees with the several Purchasers that:

(a)Amendments and Supplements to Offering Memorandums. The Company and the Guarantors will promptly advise the Representative of any proposal to amend or supplement the Preliminary Offering Memorandum or the Final Offering Memorandum and will not effect such amendment or supplementation unless the Representative shall previously have been furnished a copy of the proposed amendment or supplement, and the Representative has not reasonably objected to such amendment or supplement. If, at any time prior to the completion of the resale of the Offered Securities by the Purchasers, there occurs an event or development as a result of which any document included in the Preliminary Offering Memorandum or the Final Offering Memorandum, the General Disclosure Package or any Supplemental Marketing Material, if republished immediately following such event or development, included or would include an untrue statement of a material fact or omitted or would omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or it is necessary to amend any such document to comply with law, the Company and the Guarantors will notify the Representative of such event and promptly will prepare and furnish, at its own expense, to the Purchasers and the dealers and to any other dealers at the request of the Representative, an amendment or supplement which will correct such untrue statement or omission or so will make any such document comply with law. Neither the Representative’s consent to, nor the Purchasers’ delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7.

(b)Furnishing of Offering Memorandums. The Company and the Guarantors will furnish to the Representative copies of the Preliminary Offering Memorandum, each other document comprising a part of the General Disclosure Package, the Final Offering Memorandum, all amendments and supplements to such documents and each item of Supplemental Marketing Material, in each case as soon as available and in such quantities as the Representative requests. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company and the Guarantors will promptly furnish or cause to be furnished to the Representative (and, upon request, to each of the other Purchasers) and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Company will pay the expenses of printing and distributing to the Purchasers all such documents.

(c)Blue Sky Qualifications. The Company and the Guarantors will cooperate with the Representative and counsel for the Purchasers to arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as the Representative designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchasers, provided that the Company will not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) to file a general consent to service of process in any such jurisdiction, or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.

(d)Reporting Requirements. For so long as the Offered Securities remain outstanding, the Company will furnish to the Representative and, upon request, to each of the other Purchasers, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representative and, upon request, to each of the other Purchasers (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company and the Guarantors as the Purchaser may reasonably request. However, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and is timely filing reports with the Commission on its Electronic Data Gathering, Analysis and Retrieval system, it is not required to furnish such reports or statements to the Purchasers.

(e)Transfer Restrictions. During the period of two years after the Closing Date, the Company will, upon request, furnish to the Representative and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

(f)No Resales by Affiliates. During the period of two years after the Closing Date, the Company will not, and will not permit any of their affiliates (as defined in Rule 144) to, resell any of the Offered Securities that have been reacquired by any of them.

(g)No Integration. The Company and the Guarantors will not, and will cause its affiliates (as defined in Rule 144A under the Securities Act) not to make any offer or sale of securities of the Company, the Guarantors or their respective affiliates of any class if, as a result of the doctrine of “integration” referred to in Rule 152 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Offered Securities by the Company to the Purchasers, (ii) the resale of the Offered Securities by the Purchasers to the subsequent Purchasers or (iii) the resale of the Offered Securities by such subsequent Purchasers to others) the exemption afforded by Section 4(2) of the Securities Act or by Rule 144A or the safe harbor of Regulation S thereunder.

(h)Investment Company. During the period of two years after the Closing Date, neither the Company nor any Guarantor will be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

(i)Payment of Expenses. The Company and the Guarantors, jointly and severally, agree to pay all expenses incidental to the performance of their respective obligations under this Agreement and the Indenture, an in connection with the transactions contemplated hereby, including but not limited to (i) the fees and expenses of the Trustee, any agent of the Trustee and the counsel for the Trustee in connection with the Indenture and the Offered Securities; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities, the preparation and printing of this Agreement, the Offered Securities, the Indenture, the Preliminary Offering Memorandum, any other documents comprising any part of the General Disclosure Package, the Final Offering Memorandum, all amendments and supplements thereto, each item of Supplemental Marketing Material and any other document relating to the issuance, offer, sale and delivery of the Offered Securities; (iii) the cost of any advertising approved by the Company in connection with the issue of the Offered Securities; (iv) all filing fees and expenses (including reasonable fees and disbursements of counsel to the Purchasers) incurred in connection with qualification or registration of the Offered Securities for offer and sale under the securities laws or Blue Sky laws of the several states of the United States, the provinces of Canada or other jurisdictions as the Representative designates and the preparation and printing of memoranda relating thereto, (v) any fees charged by investment rating agencies for the rating of the Offered Securities; (vi) the approval of the Offered Securities by DTC for “book-entry” transfer (including fees and expenses of counsel for the Purchasers); (vii) expenses incurred in distributing the Preliminary Offering Memorandum, any other documents comprising any part of the General Disclosure Package, the Final Offering Memorandum (including any amendments and supplements thereto) and any Supplemental Marketing Material to the Purchasers; (viii) the performance by the Company and the Guarantors of their respective obligations under this Agreement; and (ix) the reasonable legal fees and expenses of the Purchasers incurred in connection with the engagement of outside counsel in an amount not to exceed $500,000. The Company and the Guarantors, jointly and severally, also agree to pay or reimburse the Purchasers (to the extent incurred by them) for costs and expenses of the Purchasers’ and the Company’s officers and employees and any other expenses of the Purchasers, the Company and the Guarantors relating to investor presentations on any “road show” in connection with the offering and sale of the Offered Securities. It is understood, however, that, except as provided in this Section, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Offered Securities by them, and any advertising expenses connected with any offers they may make.

(j)Use of Proceeds. The Company will use the net proceeds received in connection with this offering in the manner described in the “Use of Proceeds” section of the General Disclosure Package and, except as disclosed in the General Disclosure Package, the Company does not intend to use any of the proceeds from the sale of the Offered Securities hereunder to repay any outstanding debt owed to any Purchaser or any affiliate of any Purchaser.

(k)Absence of Manipulation. Each of the Company and the Guarantors and their respective affiliates will not take, directly or indirectly, any action designed to or that has constituted or that reasonably could be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or the Guarantors in connection with the offering of the Offered Securities.

(l)Settlement. The Company and the Guarantors will use their best efforts to permit the Offered Securities to be eligible for clearance and settlement through DTC.

(m)Restriction on Sale of Securities. For a period of 60 days after the date hereof, the Company and the Guarantors will not, without the prior written consent of Credit Suisse (which consent may be withheld at the sole discretion of Credit Suisse), directly or indirectly, take any of the following actions with respect to any debt securities issued or guaranteed by the Company or such Guarantor or any securities convertible into or exchangeable or exercisable for any of its debt securities (“Lock-Up Securities”): (i) offer, sell, issue, contract to sell, pledge or otherwise dispose of Lock-Up Securities, (ii) offer, sell, issue, contract to sell, contract to purchase or grant any option, right or warrant to purchase Lock-Up Securities, (iii) enter into any swap, hedge or any other agreement that transfers, in whole or in part, the economic consequences of ownership of Lock-Up Securities, (iv) establish or increase a put equivalent position or liquidate or decrease a call equivalent position in Lock-Up Securities within the meaning of Section 16 of the Exchange Act or (v) file with the Commission a registration statement under the Securities Act relating to Lock-Up Securities or publicly disclose the intention to take any such action, without the prior written consent of the Representative.

(n)Cybersecurity. If at or prior to a Closing Date, the Company or the Purchasers have knowledge or notice of, or reasonably believe there has been, any actual or threatened Incident (as defined in

Section 2(zz)) or any other material security breach of, or other unauthorized access to or compromise of any Data (as defined in Section 2(zz)) or information in connection with the purchase, sale and delivery of the Offered Securities (an “Actual or Potential Breach”), the Company shall notify the Representative and provide a reasonably detailed description of the nature of the Actual or Potential Breach. If the Representative reasonably determines that the Actual or Potential Breach could have an impact on the purchase, sale, or delivery of the Offered Securities on the Closing Date, then, upon request, the Company shall use it’s reasonable best efforts to cooperate and follow the reasonable steps and procedures provided by the Representative to redress or safeguard against such Actual or Potential Breach.

6.Free Writing Communications. (a) Issuer Free Writing Communications. The Company and each Guarantor represents and agrees that, unless it obtains the prior consent of Credit Suisse, it will not (A) make any offer relating to the Offered Securities that would constitute (i) an Issuer Free Writing Communication, (ii) a General Solicitation Communication other than a Permitted General Solicitation Communication or (iii) in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act and/or (B) engage in any directed selling effort with respect to the Offered Securities.

(a)Term Sheets. The Company consents to the use by any Purchaser of a Free Writing Communication that (i) contains only (A) information describing the preliminary terms of the Offered Securities or their offering or (B) information that describes the final terms of the Offered Securities or their offering and that is included in or is subsequently included in the Final Offering Memorandum, including by means of a pricing term sheet in the form of Exhibit A hereto, or (ii) does not contain any material information about the Company, any Guarantor or their securities that was provided by or on behalf of the Company or any Guarantor, it being understood and agreed that the Company and each Guarantor shall not be responsible to any Purchaser for liability arising from any inaccuracy in such Free Writing Communications referred to in clause (i) or (ii) as compared with the information in the Preliminary Offering Memorandum, the Final Offering Memorandum,  any Issuer Free Writing Communication or the General Disclosure Package.

7.Conditions of the Obligations of the Purchasers. The obligations of the several Purchasers to purchase and pay for the Offered Securities will be subject (i) to the accuracy of the representations and warranties of the Company and the Guarantors herein (on the date hereof and as though made on the Closing Date), (ii) to the accuracy of the statements of officers of the Company and the Guarantors made pursuant to the provisions hereof, (iii) to the performance by the Company and the Guarantors of their obligations hereunder and (iv) to the following additional conditions precedent:

(a)Accountants’ Comfort Letters. The Purchasers shall have received a letter of Deloitte & Touche LLP, dated the date hereof, in form and substance satisfactory to Credit Suisse, addressed to the Purchasers confirming that they are a registered public accounting firm and independent public accountants within the meaning of the Securities Laws, and containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the General Disclosure Package. The Purchasers shall have received a letter of Piercy Bowler Taylor & Kern, in form and substance satisfactory to Credit Suisse, addressed to the Purchasers confirming that they are a registered public accounting firm and independent public accountants within the meaning of the Securities Laws, and containing statements and information with respect to the financial statements and certain financial information contained or incorporated by reference in the General Disclosure Package. In addition, on the Closing Date, the Purchasers shall have received from Deloitte & Touche a “bring-down comfort letter” dated the Closing Date, addressed to the Purchasers, in form and substance satisfactory to Credit Suisse, in the form of the “comfort letter” delivered on the date hereof, except that (i) it shall cover the financial information in the Final Offering Memorandum and any amendment or supplement thereto and (ii) procedures shall be brought down to a date no more than 3 days prior to the Closing Date.

(b)No Material Adverse Change. No event or condition of a type described in Section 2(m) hereof shall have occurred or shall exist, which event or condition is not described in each of the General Disclosure Package and the Final Offering Memorandum the effect of which, in the judgment of Credit Suisse makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Offered Securities on the terms and in the manner contemplated by this Agreement, the General Disclosure Package and the Final Offering Memorandum.

(c)No Downgrade. Subsequent to the execution and delivery of this Agreement, there shall not have occurred any downgrading in the rating of any securities of the Company or any Guarantor by any “nationally recognized statistical rating organization” (as such term is defined by the Commission in Section 3(a)(62) under the Exchange Act), or any public announcement that any such organization has under surveillance or review its rating of any securities of the Company or any Guarantor (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company or any Guarantor has been placed on negative outlook.

(d)Opinion and 10b-5 Statement of Counsel for Company. The Purchasers shall have received an opinion and 10b-5 statement, dated the Closing Date, of Brownstein Hyatt Farber Schreck, LLP, counsel for the Company and the Guarantors, in form and substance satisfactory to the Representative. The Purchasers shall also have received opinions dated the closing Date, of (i) Butler Snow LLP, (ii) Bose McKinney & Evans LLP (iii) Dentons Bingham Greenebaum LLP, (iv) Taft Stettinus & Hollister LLP, (v) Jones Walker LLP and (vi) Baker, Donelson, Bearman, Caldwell & Berkowitz, counsel for the Company and the Guarantors, in form and substance satisfactory to the Representative.

(e)Opinion and Negative Assurance Letter of Counsel for Purchasers. The Purchasers shall have received from Latham & Watkins LLP, counsel for the Purchasers, such opinion or opinions and negative assurance letter, dated the Closing Date, with respect to such matters as the Representative may reasonably require, and the Company and the Guarantors shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(f)Officers’ Certificate. The Purchasers shall have received certificates, dated the Closing Date, of an executive officer of the Company and the Guarantors and a principal financial or accounting officer of the Company and the Guarantors in which such officers shall state that the representations and warranties of the Company and the Guarantors in this Agreement are true and correct as of the Closing Date, that the Company and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the date of the most recent financial statements in the General Disclosure Package to the effect of Section 7(b) and Section 7(c).

(g)DTC. At the Closing Date, the Company shall have taken all actions reasonably requested by the Representative to enable the Notes to be eligible for clearance and settlement through DTC.

(h)Indenture. On or prior to the Closing Date, the Indenture shall have been entered into by the parties thereto in form and substance reasonably satisfactory to the Purchasers and the Purchasers shall have received an executed copy of each thereof.

(i)Gaming Authorizations. On or prior to the Closing Date, the Company, the Guarantors and their respective subsidiaries, shall have received all authorizations, approvals or consents under Gaming Laws necessary in connection with the offering, issuance and sale of the Offered Securities.

(j)Proof of Insurance. On the Closing Date, the Purchasers shall have received proof of insurance of the Company, the Guarantors and their respective subsidiaries, that satisfies the insurance covenant in the Indenture.

(k)Chief Financial Officer’s Certificate. The Purchasers shall have received, on each of the date hereof and the Closing Date, a certificate dated the date hereof or the Closing Date, as the case may be, signed by the Chief Financial Officer in his capacity as such on behalf of the Company with respect to certain financial data contained or incorporated by reference in the General Disclosure Package and the Final Offering Memorandum, as applicable, in form and substance reasonably satisfactory to the Purchasers.

(l)Additional Documents. On or prior to the Closing Date, the Company, the Guarantors and their respective subsidiaries shall have furnished to the Purchasers such further certificates and documents as the Purchaser may reasonably request.

The Company and the Guarantors will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. The Representative may in its sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder.

8.Indemnification and Contribution.

(a)Indemnification of Purchasers. The Company and the Guarantors will, jointly and severally, indemnify and hold harmless each Purchaser, its officers, employees, agents, partners, members, directors and its affiliates and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, an “Indemnified Party”), against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the Securities Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Offering Memorandum, the General Disclosure Package or the Final Offering Memorandum, in each case as amended or supplemented, any Issuer Free Writing Communication (including without limitation, any Supplemental Marketing Material), or arise out of or are based upon the omission or alleged omission of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating, defending or preparing to defend against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto) whether threatened or commenced and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the Company and the Guarantors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Purchaser through the Representative specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below. The foregoing indemnity agreement is in addition to any liability that the Company or the Guarantors may otherwise have.

(b)Indemnification of Company. Each Purchaser will, severally and not jointly indemnify and hold harmless the Company, the Guarantors, each of their respective affiliates, directors, officers and employees and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or such Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a “Purchaser Indemnified Party”), against any losses, claims, damages or liabilities to which such Purchaser Indemnified Party may become subject, under the Securities Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Offering Memorandum or the Final Offering Memorandum, in each case as amended or supplemented, or any Issuer Free Writing Communication or arise out of or are based upon the omission or the alleged omission of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Purchaser furnished to the Company by such Purchaser through the Representative specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by such Purchaser Indemnified Party in connection with investigating, preparing or defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Purchaser Indemnified Party is a party thereto) whether threatened or commenced based upon any such untrue statement or omission, or any such alleged untrue statement or omission as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of the following information in the Preliminary Offering Circular, the General Disclosure Package and Final Offering Memorandum under the caption “Plan of Distribution”: the information contained under the subheading “Commissions and Discounts,” the second and third sentence under the subheading “Notes Are Not Being Registered,” the third sentence under the subheading “New Issue of Notes,” and the second paragraph under the subheading “Selling Restrictions”; provided, however, that the Purchasers shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company’s failure to perform its obligations under Section 5(a) of this Agreement. The foregoing indemnity agreement is in addition to any liability that any Purchaser may otherwise have.

(c)Actions against Parties; Notification. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party in writing of the claim or the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the contrary, (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party, (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. No indemnifying party shall (x) without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes (i) an unconditional release of such indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party or (y) be liable for any settlement of any action effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless each indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 8, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement.

(d)Contribution. If the indemnification provided for in this Section 8 is for any reason unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, or actions in respect thereof (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Securities Pursuant to this Agreement (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchasers from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or the Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Company shall be deemed to be also for the benefit of the Guarantors, and information supplied by the Company shall also be deemed to have been supplied by the Guarantors. The Company, the Guarantors and the Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section 8(d). Notwithstanding the provisions of this Section 8(d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Purchaser with respect to the offering of the Offered Securities purchased by it were resold exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of fraudulent misrepresentation. The Purchasers’ obligations in this Section 8(d) to contribute are several in proportion to their respective purchase obligations and not joint. For purposes of this Section 8, each affiliate, director, officer and employee of any Purchaser and each person, if any, who controls any Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Purchaser, and each director of the Company or any Guarantor, and each person, if any, who controls the Company or any Guarantor within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company and the Guarantors.

9.Default of Purchasers.

(a)If, on the Closing Date, any Purchaser default in its obligations to purchase Offered Securities that it has agreed to purchase hereunder, the non-defaulting Purchasers may in their discretion arrange for the purchase of such Offered Securities by the non-defaulting Purchasers or other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Purchasers, the non-defaulting Purchasers do not arrange for the purchase of such Offered Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Purchasers to purchase the Offered Securities on such terms. In the event that within the respective prescribed periods, the non-defaulting Purchasers notify the Company that they have so arranged for the purchase of such Offered Securities, or the Company notifies the non-defaulting Purchasers that it has so arranged for the purchase of such Offered Securities, either the non-defaulting Purchasers or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that, in the opinion of counsel for the Company or counsel for the Purchasers, may be necessary in the General Disclosure Package, the Final Offering Circular or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the General Disclosure Package or the Final Offering Circular that effects any such changes. As used in this Agreement, the term “Purchaser” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule A hereto that, pursuant to this Section 9, purchases Offered Securities that a defaulting Purchaser agreed, but subsequently failed, to purchase.

(b)If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Purchaser or Purchasers by the non-defaulting Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of Offered Securities that remains unpurchased on the Closing Date does not exceed one-eleventh of the aggregate principal amount of all the Offered Securities, then the Company shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Offered Securities that such Purchaser agreed to purchase hereunder plus such Purchaser’s pro rata share (based on the principal amount of Offered Securities that such Purchaser agreed to purchase hereunder) of the Offered Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; provided, however, that no non-defaulting Purchasers shall not obligated to purchase more than 110% of the aggregate principal amount of Offered Securities that it agreed to purchase on the Closing Date, pursuant to the terms of Section 3 hereof.

(c)If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Purchaser or Purchasers by the non-defaulting Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Offered Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Offered Securities, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Purchasers. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company or the Guarantors, except that the Company and each Guarantor will continue to be liable for the payment of expenses as set forth in Sections 5(i) and 11 and except that the provisions of Section 8 shall not terminate and shall remain in effect.

(d)Nothing contained herein shall relieve a defaulting Purchaser of any liability it may have to the Company, the Guarantors or any non-defaulting Purchaser for damages caused by such Purchaser’s default.

10.Termination. Prior to the Closing Date, this Agreement may be terminated by Credit Suisse, by notice given to and received by the Company, if after the execution and delivery of this Agreement and prior to the Closing Date: (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the Nasdaq Stock Market or in any other over-the-counter market, or minimum or maximum prices shall have been generally established on any of such quotation system or exchange, (ii) trading or quotation of any securities of the Company shall have been suspended or limited by the Commission or on any exchange or in any over-the-counter market, (iii) any general banking moratorium shall have been declared by any U.S. federal, New York or Delaware authorities; (iv) any major disruption of settlements of securities, payment, or clearance services in the United States or any other relevant jurisdiction shall have occurred or (v) there shall have occurred any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency or any other change in U.S. or international financial, political or economic conditions, that, in the judgment of Credit Suisse, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it impracticable or inadvisable to proceed with the offer, sale and delivery of the Offered Securities on the terms and in the manner contemplated in the General Disclosure Package or the Final Offering Circular.

11.Reimbursement of Purchasers Expenses. If (a) the Company for any reason fails to tender the Offered Securities for delivery to the Purchasers, or (b) the Purchasers declines to purchase the Offered Securities for any reason permitted under this Agreement, the Company and the Guarantors jointly and severally agree to reimburse the Purchasers for all reasonable out-of- pocket expenses (including fees and disbursements of counsel to the Purchasers) incurred by the Purchasers in connection with this Agreement and the proposed purchase of the Offered Securities, and upon demand the Company and the Guarantors shall pay the full amount thereof to the Purchasers.

12.Survival of Certain Representations and Obligations. The respective indemnities, rights of contribution, agreements, representations, warranties and other statements of the Company, the Guarantors or their respective officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Company, the Guarantors or any of their respective representatives, officers or directors or any controlling person or other indemnified persons, and will survive delivery of and payment for the Offered Securities.

13.Notices. All communications hereunder will be in writing and, if sent to the Purchasers shall be mailed, delivered or telefaxed and confirmed to the Purchasers, c/o Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, N.Y. 10010-3629, Facsimile: (212) 325-4296, Attention: IB-Legal, or, if sent to the Company or the Guarantors, shall be mailed, delivered or telefaxed and confirmed to the Company or the Guarantors at Full House Resorts, Inc., 1980 Festival Plaza Drive, Suite 680, Las Vegas, NV 89135, Facsimile: (702) 221-7800, Attention: Lewis Fanger, Chief Financial Officer and Elaine Guidroz, General Counsel.

14.Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents, partners, members, affiliates and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties thereto.

15.Representation of Purchasers. You will act for the several Purchasers in connection with this purchase, and any action under this Agreement taken by you will be binding upon all the Purchasers.

16.Counterparts; Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. The words “execution,” signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement or the Offered Securities shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

17.Absence of Fiduciary Relationship. The Company and the Guarantors acknowledge and agree that:

(a)No Other Relationship. The Purchasers have been retained solely to act as initial purchasers in connection with the initial purchase, offering and resale of the Offered Securities and that no fiduciary, advisory or agency relationship between the Company or the Guarantors and the Purchasers has been created in respect of any of the transactions contemplated by this Agreement or the Preliminary Offering Memorandum or the Final Offering Memorandum, irrespective of whether the Purchasers have advised or are advising the Company or the Guarantors on other matters;

(b)Arm’s-Length Negotiations. The purchase price of the Offered Securities set forth in this Agreement was established by the Company and the Guarantors following discussions and arms-length negotiations with the Purchasers and the Company and the Guarantors are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)Absence of Obligation to Disclose. The Company and the Guarantors have been advised that the Purchasers and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company or the Guarantors and that the Purchasers have no obligation to disclose such interests and transactions to the Company or the Guarantors by virtue of any fiduciary, advisory or agency relationship; and

(d)Waiver. The Company and each of the Guarantors waives, to the fullest extent permitted by law, any claims it may have against the Purchasers for breach of fiduciary duty or alleged breach of fiduciary duty and agree that the Purchasers shall have no liability (whether direct or indirect) to the Company or the Guarantors in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company or the Guarantors.

18.Applicable Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

The Company and the Guarantors hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company and the Guarantors irrevocably and unconditionally waive any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in Federal and state courts in the Borough of Manhattan in The City of New York and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum.

19.Recognition of the U.S. Special Resolution Regimes.

(a)In the event that any Purchaser that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)In the event that any Purchaser that is a Covered Entity or a BHC Act Affiliate of such Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 19(b):

(i)“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

(ii)“Covered Entity” means any of the following:

(a)a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(b)a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(c)a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R.§ 382.2(b).

(iii)“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

(iv)“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd- Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

20.Compliance with USA Patriot Act. In accordance with the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law on October 26, 2001)), the Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company and the Guarantors, which information may include the name and addresses of their respective clients, as well as other information that will allow the Purchasers to properly identify their respective clients.

[Signature pages follow]

If the foregoing is in accordance with the Purchasers’ understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company, the Guarantors and the several Purchasers in accordance with its terms.

Very truly yours,

FULL HOUSE RESORTS, INC.

By:	/s/ Lewis Fanger
Name:	Lewis Fanger
Title:	Senior Vice President, Chief Financial Officer, and Treasurer

FULL HOUSE SUBSIDIARY, INC.

By:	/s/ Lewis Fanger
Name:	Lewis Fanger
Title:	Vice President and Treasurer

FULL HOUSE SUBSIDIARY II, INC.

By:	/s/ Lewis Fanger
Name:	Lewis Fanger
Title:	Vice President and Treasurer

GAMING ENTERTAINMENT (NEVADA) LLC

By:	/s/ Lewis Fanger
Name:	Lewis Fanger
Title:	Vice President and Treasurer

GAMING ENTERTAINMENT (INDIANA) LLC

By:	/s/ Lewis Fanger
Name:	Lewis Fanger
Title:	Vice President and Treasurer

[Signature Page to Purchase Agreement]

STOCKMAN’S CASINO

By:	/s/ Lewis Fanger
Name:	Lewis Fanger
Title:	Vice President and Treasurer

SILVER SLIPPER CASINO VENTURE LLC

By:	/s/ Lewis Fanger
Name:	Lewis Fanger
Title:	Vice President and Treasurer

GAMING ENTERTAINMENT (KENTUCKY) LLC

By:	/s/ Lewis Fanger
Name:	Lewis Fanger
Title:	Vice President and Treasurer

RICHARD AND LOUISE JOHNSON, LLC

By:	/s/ Lewis Fanger
Name:	Lewis Fanger
Title:	Vice President and Treasurer

FHR-COLORADO LLC

By:	/s/ Lewis Fanger
Name:	Lewis Fanger
Title:	Vice President and Treasurer

[Signature Page to Purchase Agreement]

FHR-ATLAS LLC

By:	/s/ Lewis Fanger
Name:	Lewis Fanger
Title:	Vice President and Treasurer

FHR-ILLINOIS LLC

By:	/s/ Lewis Fanger
Name:	Lewis Fanger
Title:	Vice President and Treasurer

[Signature Page to Purchase Agreement]

The forgoing Purchase Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Joseph Palombini
Name:	Joseph Palombini
Title:	Managing Director

Acting on behalf of itself and as the Representative of the several Purchasers

[Signature Page to Purchase Agreement]

Schedule A

Initial Purchaser	Principal Amount
Credit Suisse Securities (USA) LLC	$75,000,000
Capital One Securities, Inc.	$15,000,000
Craig-Hallum Capital Group LLC	$5,000,000
Macquarie Capital (USA) Inc.	$5,000,000
Total	$100,000,000

Schedule B

Guarantors

1.	Full House Subsidiary, Inc.
2.	Full House Subsidiary II, Inc.
3.	Stockman’s Casino
4.	Gaming Entertainment (Indiana) LLC
5.	Gaming Entertainment (Nevada) LLC
6.	Silver Slipper Casino Venture LLC
7.	Gaming Entertainment (Kentucky) LLC
8.	Richard and Louise Johnson, LLC
9.	FHR-Colorado LLC
10.	FHR-Atlas LLC
11.	FHR-Illinois LLC

Schedule C

Issuer Free Writing Communications (included in the General Disclosure Package)

1.	Pricing Term Sheet, dated February 1, 2022, a copy of which is attached hereto as Exhibit A.

Schedule D

Permitted General Solicitation Communications

Schedule E

Subsidiaries

1.	Full House Subsidiary, Inc.
2.	Full House Subsidiary II, Inc.
3.	Stockman’s Casino
4.	Gaming Entertainment (Indiana) LLC
5.	Gaming Entertainment (Nevada) LLC
6.	Silver Slipper Casino Venture LLC
7.	Gaming Entertainment (Kentucky) LLC
8.	Richard and Louise Johnson, LLC
9.	FHR-Colorado LLC
10.	FHR-Atlas LLC
11.	FHR-Illinois LLC

Exhibit A

[Term Sheet to be attached.]

Pricing Term Sheet

Dated February 1, 2022

Full House Resorts, Inc.

$100,000,000

8.250% Senior Secured Notes due 2028

This summary pricing term sheet relates only to the securities described below and should only be read together with Full House Resort’s Preliminary Offering Memorandum (the “Preliminary Offering Memorandum”), dated February 1, 2022, relating to these securities and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum and is otherwise qualified in its entirety by reference to the Preliminary Offering Memorandum.

The notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. The notes may not be offered or sold in the United States or to U.S. persons (as defined in Regulation S) except in transactions exempt from, or not subject to, the registration requirements of the Securities Act. Accordingly, the notes are being offered only to (1) persons reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (2) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act.

Capitalized terms not defined herein have the meanings assigned to them in the Preliminary Offering Memorandum.

Issuers:	Full House Resorts, Inc. (the “Company”)

Securities:	8.250% Senior Secured Notes due 2028

Maturity:	February 15, 2028

Interest Payment Dates:	February 15 and August 15 of each year, commencing August 15, 2021 for the Initial Notes (as defined below) and February 15, 2022 for the Additional Notes (as defined below)

Minimum Allocation:	$2,000

Minimum Increment:	$1,000

Record Dates:	February 1 and August 1

Aggregate Principal Amount:	$100,000,000

The Company is offering $100,000,000 aggregate principal amount of its 8.250% senior notes due 2028 (the “New Notes”). The new notes are being offered as additional notes under the indenture dated as of February 12, 2021 pursuant to which the issuer issued $310,000,000 aggregate principal amount of its 8.250% senior notes due 2028 on February 12, 2021 (the “Initial Notes” and, together with the New Notes, the “Notes”). The New Notes will have the same terms as the Initial Notes other than the settlement date, and the new notes and the initial notes will be treated as a single fungible class of securities under the indenture with the same CUSIP number. Immediately following this offering, the Company will have $410 million aggregate principal amount of the Notes outstanding.

Gross Proceeds:	$102,000,000

Coupon:	8.250%

Price to Public:	102.000% plus accrued and unpaid interest, if any, from the prior interest payment date

Yield to Worst:	7.662%

Spread to Benchmark Treasury:	+611 basis points

Benchmark Treasury:	1.625% UST due February 15, 2026

Equity Claw:	Prior to February 15, 2024 up to 35% at 108.25% plus accrued and unpaid interest.

Optional Redemption:

On or after February 15, 2024, the Company may redeem all or a part of the notes upon not less than 15 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest, if any, on the notes redeemed, to the applicable redemption date, if redeemed during the twelve-month period beginning on February 15 of the years indicated below, subject to the rights of holders of notes on the relevant record date to receive interest on the relevant interest payment date:

	Year	Percentage:
	2024	104.125%
	2025	102.063%
	2026 and thereafter	100.000%

Make Whole Premium:

At any time prior to February 15, 2024, the Issuers, at their option, may on one or more occasions redeem all or a part of the Notes at a redemption price equal to 100% of the principal amount of Notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest, if any, to, but not including, the date of redemption (subject to the rights of holders of Notes on the relevant record date to receive interest on the relevant interest payment date).

Trade Date:	February 1, 2022

Settlement:	February 7, 2022 (T+4)

Distribution:	144A / Reg S for life, no registration rights

CUSIP/ISIN:	144A Note:
CUSIP: 359678 AC3
ISIN: US359678AC31

Reg S Note:
CUSIP: U3232F AB3
ISIN: USU3232FAB32

Temporary Reg S Note:
CUSIP: U3232F AC1
ISIN: USU3232FAC15

Ratings*:	B- by Standard & Poor’s Rating Services
Expected Caa1 by Moody’s Investors Services, Inc.

Book-Running Managers:	Credit Suisse Securities (USA) LLC
Capital One Securities, Inc.

Co-Managers:	Craig-Hallum Capital Group LLC
Macquarie Capital (USA) Inc.

ADDITIONAL INFORMATION:

The New Notes will bear the same CUSIP and ISIN as the Initial Notes, except that the New Notes sold pursuant to Regulation S will be issued under new temporary CUSIP and ISIN numbers. Upon expiration of the 40th day following the date of delivery of the New Notes, the New Notes sold pursuant to Regulation S bearing the new temporary CUSIP and ISIN numbers will be exchanged pursuant to the Depository Trust Company mandatory exchange procedures and will thereafter bear the same CUSIP and ISIN as the Initial Notes.

This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of these securities or the offering. Please refer to the Preliminary Offering Memorandum for a complete description.

This communication is being distributed in the United States solely to Qualified Institutional Buyers, as defined in Rule 144A under the Securities Act of 1933, and outside the United States solely to non-U.S. persons as defined under Regulation S. Not for retail investors in the EEA. No PRIIPs key information document (KID) has been prepared as not available to retail in the EEA.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

Copies of the Preliminary Offering Memorandum for the offering can be obtained from your Credit Suisse sales person or Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, New York 10010, Attention: High Yield Debt Capital Markets.

*A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.